UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2007 (December 31, 2006)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Company Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2006, the Registrant entered into Amended and Restated Employment Agreements (the “Employment Agreement(s)”) with the following Executive Officers: (1) Mr. Peter A. Lankau, President and Chief Executive Officer; (2) Mr. Charles A Rowland, Jr., Executive Vice President, Chief Financial Officer and Treasurer; (3) Ms. Caroline B. Manogue, Executive Vice President, Chief Legal Officer & Secretary; (4) Ms. Joyce N. LaViscount, Chief Accounting Officer; and (5) Dr. David A. H. Lee, Chief Scientific Officer. The Employment Agreements are effective January 1, 2007 (the “Effective Date”).

Mr. Lankau and Endo Pharmaceuticals Holdings Inc. (the “Company”) entered into an Amended and Restated Employment Agreement effective January 1, 2007. The term of Mr. Lankau’s agreement will be a rolling twenty-four month period commencing each day after the Effective Date and ending on the twenty-four month anniversary of such day (the “Employment Period”), unless earlier terminated. Mr. Lankau will receive an annual salary of $606,000, subject to at least annual adjustments, at the sole discretion of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Mr. Lankau will be paid incentive compensation in cash in an amount equal to sixty percent (60%) of his annual salary for each fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of his salary for such fiscal year as is recommended in good faith and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. Mr. Lankau is eligible to earn as additional compensation for the services to be rendered pursuant to his Employment Agreement, long-term equity incentives in an amount approved by the Compensation Committee; provided that he shall be eligible to earn these long-term equity incentives for services rendered equal in value to $3,150,000 (or such lesser (including zero) or greater amount as is approved by the Compensation Committee). Among other perquisites, Mr. Lankau will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Mr. Lankau and the Company, at least every three (3) fiscal years during the Employment Period. If Mr. Lankau terminates his Employment Agreement for good reason or if the Company terminates Mr. Lankau without cause, the Company will (i) pay (A) monthly to Mr. Lankau his salary for twenty-four (24) months, and (B) a lump sum equal to two times his target incentive compensation for the fiscal year in which the termination is effective and (ii) continue to provide Mr. Lankau with benefits for twenty-four (24) months. If the Company terminates his Employment Agreement for cause, Mr. Lankau will be entitled to receive his salary and incentive compensation prorated through the date such termination is effective. If Mr. Lankau is terminated other than for cause, death or disability or by Mr. Lankau for good reason within twelve (12) months of a Change in Control (as defined in his Employment Agreement), then he will be entitled to receive (x) any accrued but unpaid salary to the date on which the termination is effective plus (y) a lump sum payment equal to two times the sum of (1) Mr. Lankau’s then current salary plus (2) the higher of (a) Mr. Lankau’s target incentive compensation for the fiscal year during which the termination is effective or (b) Mr. Lankau’s incentive compensation for the fiscal year immediately preceding the year in which the termination is effective plus (z) benefits for a period equal to twenty-four (24) months after the date on which the termination is effective. Under his Employment Agreement, Mr. Lankau covenants that he will not, directly or indirectly during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period (as defined below), directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend his name to, or render services or advice to, any third party or any business whose products compete (including as described below) in whole or in part with the products of the Company (disregarding any non-pain management products that were not products promoted by the Company during the last three years). Any third party or business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Period and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within six (6) months of the Employment Period, a commercial agreement. The term “Post-Employment Period” means the period beginning on the effective date of termination of Mr. Lankau’s employment under his Employment Agreement and ending on the later to occur of (i) twenty-four (24) months after the effective date of such termination or (ii) the date amounts payable to Mr. Lankau under events of termination as described above are to have been paid in full pursuant to his Employment Agreement.

Mr. Rowland and Endo Pharmaceuticals Holdings Inc. entered into an Amended and Restated Employment Agreement effective January 1, 2007. The term of Mr. Rowland’s agreement will be a rolling twenty-four month period commencing each day after the Effective Date and ending on the twenty-four month anniversary of such day, unless earlier terminated. Mr. Rowland will receive an annual salary of $450,000, subject to at least annual adjustments, upon the recommendation of the Chief Executive Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Mr. Rowland will be paid in cash incentive compensation equal to $225,000 for his performance in 2006, and, thereafter, shall be eligible to earn cash incentive compensation for the services to be rendered, an amount equal to fifty percent (50%) of his annual salary for each fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of the salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. On December 6, 2006, upon the commencement of Mr. Rowland’s employment with the Company, he was granted (i) 100,000 stock options and (ii) in lieu of a 2007 option grant, additional stock options valued at $250,000, with all such options valued with reference to the closing market price on December 6, 2006. These stock options were issued under the Company’s 2004 Stock Incentive Plan, and will vest ratably over a four-year period, one-fourth per year on each of the first four anniversaries of the grant date, provided Mr. Rowland remains employed by the Company. In future years, Mr. Rowland shall be eligible to earn as additional compensation for the services to be rendered pursuant to his Employment Agreement, long-term equity incentives in an amount equal up to one hundred fifty percent (150%) of his salary for such fiscal year (or such lesser (including zero) or greater percent of the salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee). The Company will provide Mr. Rowland with a relocation allowance of up to $75,000 to cover documented and reasonable moving expenses that are incurred within twelve (12) months of December 6, 2006. An additional sum of $75,000 to cover any realtor’s fees incurred by Mr. Rowland in connection with his relocation to the Chadds Ford, Pennsylvania area shall be paid by the Company. Mr. Rowland shall also be eligible for temporary living expense reimbursement, to be pre-approved by the Company, for up to twelve (12) months after December 6, 2006. All such sums must be repaid to the Company in the event Mr. Rowland voluntarily terminates his employment within eighteen (18) months of December 6, 2006. Among other perquisites, Mr. Rowland will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Mr. Rowland and the Company, at least every three (3) fiscal years during the Employment Period. If Mr. Rowland terminates his Employment Agreement for good reason or if the Company terminates Mr. Rowland without cause, the Company will (i) pay (A) monthly to Mr. Rowland his salary for twenty-four (24) months, and (B) a lump sum equal to two times his target incentive compensation for the fiscal year during which the termination is effective, and (ii) continue to provide Mr. Rowland with benefits for twenty-four (24) months. If the Company terminates his Employment Agreement for cause, Mr. Rowland will be entitled to receive his salary and incentive compensation prorated through the date such termination is effective. If Mr. Rowland is terminated other than for cause, death or disability or by Mr. Rowland for good reason within twelve (12) months of a Change in Control (as defined in his Employment Agreement), then he will be entitled to receive (x) any accrued but unpaid salary to the date on which the termination is effective plus (y) a lump sum payment equal to two times the sum of (1) Mr. Rowland’s then current salary plus (2) the higher of (a) Mr. Rowland’s target incentive compensation for the fiscal year during which the termination is effective or (b) Mr. Rowland’s incentive compensation for the fiscal year immediately preceding the year in which the termination is effective, and (z) benefits for a period equal to twenty-four (24) months after the date on which the termination is effective. Under his Employment Agreement, Mr. Rowland covenants that he will not, directly or indirectly during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period (as defined below), directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend his name to, or render services or advice to, any third party or any business whose products compete (including as described below) in whole or in part with the products of the Company (disregarding any non-pain management products that were not products promoted by the Company during the last three years). Any third party or business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Period and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within six (6) months of the Employment Period, a commercial agreement. The term “Post-Employment Period” means the period beginning on the effective date of termination of Mr. Rowland’s employment under his Employment Agreement and ending on the later to occur of (i) twenty-four (24) months after the effective date of such termination or (ii) the date amounts payable to Mr. Rowland under events of termination as described above are to have been paid in full pursuant to his Employment Agreement.

Ms. Manogue and Endo Pharmaceuticals Holdings Inc. entered into an Amended and Restated Employment Agreement effective January 1, 2007. The term of Ms. Manogue’s agreement will be a rolling twenty-four month period commencing each day after the Effective Date and ending on the twenty-four month anniversary of such day, unless earlier terminated. Ms. Manogue will receive an annual salary of $375,000, subject to at least annual adjustments, upon the recommendation of the Chief Executive Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Ms. Manogue will be paid incentive compensation in cash in an amount equal to fifty percent (50%) of her annual salary for each fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. Ms. Manogue is eligible to earn as additional compensation for the services to be rendered pursuant to her Employment Agreement, long-term equity incentives in an amount equal up to one hundred fifty percent (150%) of her salary for each fiscal year (or such lesser (including zero) or greater percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee). Among other perquisites, Ms. Manogue will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Ms. Manogue and the Company, at least every three (3) fiscal years during the Employment Period. If Ms. Manogue terminates her Employment Agreement for good reason or if the Company terminates Ms. Manogue without cause, the Company will (i) pay (A) monthly to Ms. Manogue her salary for twenty-four (24) months, and (B) a lump sum equal to two times her target incentive compensation for the fiscal year during which the termination is effective, and (ii) continue to provide Ms. Manogue with benefits for twenty-four (24) months. If the Company terminates her Employment Agreement for cause, Ms. Manogue will be entitled to receive her salary and incentive compensation prorated through the date such termination is effective. If Ms. Manogue is terminated other than for cause, death or disability or by Ms. Manogue for good reason within twelve (12) months of a Change in Control (as defined in her Employment Agreement), then she will be entitled to receive (x) any accrued but unpaid salary to the date on which the termination is effective plus (y) a lump sum payment equal to two times the sum of (1) Ms. Manogue’s then current salary plus (2) the higher of (a) Ms. Manogue’s target incentive compensation for the fiscal year during which the termination is effective or (b) Ms. Manogue’s incentive compensation for the fiscal year immediately preceding the year in which the termination is effective plus (z) benefits for a period equal to twenty-four (24) months after the date on which the termination is effective. Under her Employment Agreement, Ms. Manogue covenants that she will not, directly or indirectly during the Employment Period, except in the course of her employment hereunder, and during the Post-Employment Period (as defined below), directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend her name to, or render services or advice to, any third party or any business whose products compete (including as described below) in whole or in part with the products of the Company (disregarding any non-pain management products that were not products promoted by the Company during the last three years). Any third party or business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Period and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within six (6) months of the Employment Period, a commercial agreement. The term “Post-Employment Period” means the period beginning on the effective date of termination of Ms. Manogue’s employment under her Employment Agreement and ending on the later to occur of (i) twenty-four (24) months after the effective date of such termination or (ii) the date amounts payable to Ms. Manogue under events of termination as described above are to have been paid in full pursuant to her Employment Agreement.

Ms. LaViscount and Endo Pharmaceuticals Holdings Inc. entered into an Amended and Restated Employment Agreement effective January 1, 2007. The term of Ms. LaVisount’s agreement will be a rolling twenty-four month period commencing each day after the Effective Date and ending on the twenty-four month anniversary of such day, unless earlier terminated. Ms. LaViscount will receive an annual salary of $275,000, subject to at least annual adjustments, upon the recommendation of the Chief Executive Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Ms. LaViscount will be paid incentive compensation in cash in an amount equal to thirty percent (30%) of her annual salary for each fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. Ms. LaViscount is eligible to earn as additional compensation for the services to be rendered pursuant to her Employment Agreement, long-term equity incentives in an amount equal up to sixty percent (60%) of her salary for such fiscal year (or such lesser (including zero) or greater percent of her salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee). Among other perquisites, Ms. LaViscount will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Ms. LaViscount and the Company, at least every three (3) fiscal years during the Employment Period. If Ms. LaViscount terminates her Employment Agreement for good reason or if the Company terminates Ms. LaViscount without cause, the Company will (i) pay (A) monthly to Ms. LaViscount her salary for twelve (12) months, and (B) a lump sum equal to one times her target incentive compensation for the fiscal year during which the termination is effective, and (ii) continue to provide Ms. LaViscount with benefits for twelve (12) months. If the Company terminates her Employment Agreement for cause, Ms. LaViscount will be entitled to receive her salary and incentive compensation prorated through the date such termination is effective. If Ms. LaViscount is terminated other than for cause, death or disability or by Ms. LaViscount for good reason within twelve (12) months of a Change in Control (as defined in her Employment Agreement), then she will be entitled to receive (x) any accrued but unpaid salary to the date on which the termination is effective plus (y) a lump sum payment equal to two times the sum of (1) Ms. LaViscount’s then current salary plus (2) the higher of (a) Ms. LaViscount’s target incentive compensation for the fiscal year during which the termination is effective or (b) Ms. LaViscount’s incentive compensation for the fiscal year immediately preceding the year in which the termination is effective plus (z) benefits for a period equal to twenty-four (24) months after the date on which the termination is effective. Under her Employment Agreement, Ms. LaViscount covenants that she will not, directly or indirectly during the Employment Period, except in the course of her employment hereunder, and during the Post-Employment Period (as defined below), directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend her name to, or render services or advice to, any third party or any business whose products compete (including as described below) in whole or in part with the products of the Company (disregarding any non-pain management products that were not products promoted by the Company during the last three years). Any third party or business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Period and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within six (6) months of the Employment Period, a commercial agreement. The term “Post-Employment Period” means the period beginning on the effective date of termination of Ms. LaViscount’s employment under her Employment Agreement and ending on the later to occur of (i) twelve (12) months after the effective date of such termination or (ii) the date amounts payable to Ms. LaViscount under events of termination as describe above are to have been paid in full pursuant to her Employment Agreement.

Dr. Lee and Endo Pharmaceuticals Holdings Inc. entered into an Amended and Restated Employment Agreement effective January 1, 2007. The term of Dr. Lee’s agreement will be a rolling twenty-four month period commencing each day after the Effective Date and ending on the twenty-four month anniversary of such day, unless earlier terminated. Dr. Lee’s Employment Agreement is based on a work week of not more on average than twenty (20) hours per week. Dr. Lee will receive an annual salary of $209,091, subject to at least annual adjustments, upon the recommendation of the Chief Executive Officer, at the sole discretion of the Compensation Committee of the Board of Directors. Dr. Lee will be paid incentive compensation in an amount equal to fifty percent (50%) of his annual salary for each fiscal year (or such lesser (including zero) or greater (not to exceed two hundred) percent of his salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee) if the Company achieves certain performance targets set by the Compensation Committee for such fiscal year. Dr. Lee is eligible to earn as additional compensation for the services to be rendered pursuant to his Employment Agreement, long-term equity incentives in an amount equal up to one hundred fifty percent (150%) of his salary for each fiscal year (or such lesser (including zero) or greater percent of the salary for such fiscal year as is recommended in good faith to the Compensation Committee by the Chief Executive Officer of the Company and approved by the Compensation Committee). Among other perquisites, Dr. Lee will be entitled to use of an automobile, and a replacement thereof, mutually acceptable to Dr. Lee and the Company, at least every three (3) fiscal years during the Employment Period. If Dr. Lee terminates his Employment Agreement for good reason or if the Company terminates Dr. Lee without cause, the Company will (i) pay (A) monthly to Dr. Lee his salary for twenty-four (24) months, and (B) a lump sum equal to two times his target incentive compensation for the fiscal year during which the termination is effective and (ii) continue to provide Dr. Lee with benefits for twenty-four (24) months. If the Company terminates his Employment Agreement for cause, Dr. Lee will be entitled to receive his salary and incentive compensation prorated through the date such termination is effective. If Dr. Lee is terminated other than for cause, death or disability or by Dr. Lee for good reason within twelve (12) months of a Change in Control (as defined in his Employment Agreement), then he will be entitled to receive (x) any accrued but unpaid salary to the date on which the termination is effective plus (y) a lump sum payment equal to two times the sum of (1) Dr. Lee’s then current salary plus (2) the higher of (a) Dr. Lee’s target incentive compensation for the fiscal year during which the termination is effective or (b) Dr. Lee’s incentive compensation for the fiscal year immediately preceding the year in which the termination is effective plus (z) benefits for a period equal to twenty-four (24) months after the date on which the termination is effective. Under his Employment Agreement, Dr. Lee covenants that he will not, directly or indirectly during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period (as defined below), directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend his name to, or render services or advice to, any third party or any business whose products compete (including as described below) in whole or in part with the products of the Company (disregarding any non-pain management products that were not products promoted by the Company during the last three years). Any third party or business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Period and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within six (6) months of the Employment Period, a commercial agreement. The term “Post-Employment Period” means the period beginning on the effective date of termination of Dr. Lee’s employment under the Employment Agreement and ending on the later to occur of (i) twenty-four (24) months after the effective date of such termination or (ii) the date amounts payable to Dr. Lee under events of termination as described above are to have been paid in full pursuant to his Employment Agreement.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety to the full text of the Employment Agreements, which are filed herewith as Exhibits 10.26, 10.27, 10.29, 10.35 and 10.36 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
10.26	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Charles A. Rowland, Jr.

10.27	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Joyce N. LaViscount

10.29	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and David A. H. Lee

10.35	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Caroline B. Manogue

10.36	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Peter A. Lankau

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: January 5, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
10.26	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Charles A. Rowland, Jr.

10.27	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Joyce N. LaViscount

10.29	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and David A. H. Lee

10.35	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Caroline B. Manogue

10.36	Amended and Restated Employment Agreement, dated as of December 31, 2006, by and between the Company and Peter A. Lankau